Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Exchange Offer on our financial condition and earnings as of and for the fiscal year ended December 31, 2008, and as of and for the six-month period ended June 30, 2009.

The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results that would have been realized had the Exchange Offer been completed as of the dates indicated or that will be realized in the future when and if the Exchange Offer is consummated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, our summary historical consolidated financial information included in the Prospectus and our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 and our Current Report on Form 8-K (Items 2.02 and 9.01) for the six-month period ended June 30, 2009, filed with the SEC on July 22, 2009.

Our unaudited pro forma consolidated balance sheets as of June 30, 2009 have been presented as if the Exchange Offer had been completed on June 30, 2009 and our pro forma consolidated statements of income have been presented as if the Exchange Offer had been completed on January 1, 2008.

For purposes of the pro forma presentations for the year ended December 31, 2008 and period ended June 30, 2009, and as of June 30, 2009, we have assumed that the Average VWAP per share of our Common Shares is $5.21, which we determined assuming the Pricing Date for the determination of the Average VWAP ended on and included July 2, 2009.

Unaudited Pro Forma Balance Sheets

We have shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” with respect to the Exchange Offer prepared using the assumptions set forth below. The actual June 30, 2009 column reflects the impact of the Institutional Exchange Offer and the Series A Exchange Offer that expired on June 30, 2009 (and settled on July 6, 2009). The “High Participation Scenario” assumes the tender of 75% of the outstanding Trust Preferred Securities and the exchange (after proration to 29% of the outstanding Trust Preferred Securities based on the maximum of $500 million in aggregate liquidation preference of Trust Preferred Securities that will be accepted in the Exchange Offer) of such securities for Common Shares. The “Low Participation Scenario” assumes the tender and exchange of 25% of the outstanding Trust Preferred Securities for Common Shares.

There can be no assurances that the foregoing assumptions will be realized in the future, including as to the amounts and percentage of Trust Preferred Securities that will be tendered in the Exchange Offer and not subsequently withdrawn.

Financial Information Item		Page in Exhibit 99.1	Replaced Page(s) in Prospectus dated July 7, 2009
(a)	Pro Forma Consolidated Balance Sheet (Unaudited) High Participation Scenario	2	30–31

(b)	Pro Forma Consolidated Balance Sheet (Unaudited) Low Participation Scenario	3	32–33

(c)	Pro Forma Earnings Implications Consolidated Statements of Income (Unaudited) High Participation Scenario	4	34

(d)	Pro Forma Earnings Implications Consolidated Statements of Income (Unaudited) Low Participation Scenario	5	35

(e)	Pro Forma Capitalization Table (Unaudited) High Participation Scenario	6	36

(f)	Pro Forma Capitalization Table (Unaudited) Low Participation Scenario	7	37

Pro Forma Consolidated Balance Sheet

(Unaudited)

High Participation Scenario

	Adjustments
			Trust
			Preferred
			Security
			Exchange		Pro
	Actual		Offer for		Forma
	June 30,		Common		June 30,
(in millions)	2009	(1)	Shares	(2)	2009
ASSETS
Cash and due from banks	$723				$723
Short-term investments	3,487				3,487
Trading account assets	771				771
Securities available for sale	12,174				12,174
Held-to-maturity securities	25				25
Other investments	1,450				1,450
Loans, net of unearned income	70,803				70,803
Less: Allowance for loan losses	2,499				2,499

Net loans	68,304				68,304
Loans held for sale	909				909
Premises and equipment	858				858
Operating lease assets	842				842
Goodwill	917				917
Other intangible assets	106				106
Corporate-owned life insurance	3,016				3,016
Derivative assets	1,182				1,182
Accrued income and other assets	3,028		$(14)	(3)	3,014

Total assets	$97,792		$(14)		$97,778

LIABILITIES
Total deposits	$67,884				$67,884
Federal funds purchased and securities sold under repo agreements	1,530				1,530
Bank notes and other short-term borrowings	1,710				1,710
Derivative liabilities	530				530
Accrued expense and other liabilities	1,616		$28	(4)	1,644
Long-term debt	13,462		(533)	(5)	12,929

Total liabilities	86,732		(505)		86,227

EQUITY
Preferred stock	2,713				2,713
Common stock	865		85	(6)	950
Common stock warrant	87				87
Capital surplus	3,292		359	(7)	3,651
Retained earnings	5,878		47	(8)	5,925
Treasury stock, at cost	(1,984)				(1,984)
Accumulated other comprehensive income	0				0

KeyCorp shareholders’ equity	10,851		491		11,342
Noncontrolling interests	209				209

Total equity	11,060		491		11,551

Total liabilities and equity	$97,792		$(14)		$97,778

(1)	Includes Common Shares issued in the Series A Exchange Offer and the Institutional Exchange Offer.
(2)	Assumes (i) a 75% participation in this Exchange Offer of the outstanding Trust Preferred Securities, which, based on the amended terms of the Exchange Offer limiting the maximum liquidation preference of Trust Preferred Securities to be accepted in the Exchange Offer to $500 million, is prorated to 29% of the outstanding Trust Preferred Securities, (ii) an exchange value of 88% of the liquidation preference for each of KeyCorp Capital V, KeyCorp Capital VI, KeyCorp Capital VIII and KeyCorp Capital IX and an exchange value of 90% of the liquidation preference for KeyCorp Capital X, and (iii) an Average VWAP of $5.21, which we determined assuming the Pricing Date for the determination of the Average VWAP was July 2, 2009. The Exchange Offer remains subject to the limitation on the aggregate number of Common Shares of KeyCorp that may be issued in the Exchange Offer under applicable NYSE rules, as described in the Prospectus.
(3)	Represents the amortization of the remaining unamortized debt issuance cost in relation to the Trust Preferred Securities.
(4)	Amount of income taxes estimated to be payable upon exchange of the Trust Preferred Securities.
(5)	The carrying amount of the Trust Preferred Securities is assumed to be unchanged, including the estimated adjustment basis related to SFAS No. 133 hedging.
(6)	Par value of newly issued Common Shares.
(7)	APIC in respect of newly issued Common Shares. The amount of APIC is the excess of the fair value of the Common Shares issued over their par value.
(8)	Excess of the carrying amount of the Trust Preferred Securities to be retired over the fair value of the Common Shares to be issued in the Exchange Offer, net of taxes. This amount will be recorded in the income statement of the period during which the Exchange Offer is consummated.

Pro Forma Consolidated Balance Sheet

(Unaudited)

Low Participation Scenario

			Adjustments
			Trust
			Preferred
			Security
			Exchange		Pro
	Actual		Offer for		Forma
	June 30,		Common		June 30,
(in millions)	2009	(1)	Shares	(2)	2009
ASSETS
Cash and due from banks	$723				$723
Short-term investments	3,487				3,487
Trading account assets	771				771
Securities available for sale	12,174				12,174
Held-to-maturity securities	25				25
Other investments	1,450				1,450
Loans, net of unearned income	70,803				70,803
Less: Allowance for loan losses	2,499				2,499

Net loans	68,304				68,304
Loans held for sale	909				909
Premises and equipment	858				858
Operating lease assets	842				842
Goodwill	917				917
Other intangible assets	106				106
Corporate-owned life insurance	3,016				3,016
Derivative assets	1,182				1,182
Accrued income and other assets	3,028		$(12)	(3)	3,016

Total assets	$97,792		$(12)		$97,780

LIABILITIES
Total deposits	$67,884				$67,884
Federal funds purchased and securities sold under repo agreements	1,530				1,530
Bank notes and other short-term borrowings	1,710				1,710
Derivative liabilities	530				530
Accrued expense and other liabilities	1,616		$25	(4)	1,641
Long-term debt	13,462		(464)	(5)	12,998

Total liabilities	86,732		(439)		86,293

EQUITY
Preferred stock	2,713				2,713
Common stock	865		73	(6)	938
Common stock warrant	87				87
Capital surplus	3,292		311	(7)	3,603
Retained earnings	5,878		43	(8)	5,921
Treasury stock, at cost	(1,984)				(1,984)
Accumulated other comprehensive income	0				0

KeyCorp shareholders’ equity	10,851		427		11,278
Noncontrolling interests	209				209

Total equity	11,060		427		11,487

Total liabilities and equity	$97,792		$(12)		$97,780

(1)	Includes Common Shares issued in the Series A Exchange Offer and the Institutional Exchange Offer.
(2)	Assumes (i) a 25% participation in this Exchange Offer of the outstanding Trust Preferred Securities (an aggregate liquidation preference of Trust Preferred Securities tendered in the Exchange Offer of $435 million), (ii) an exchange value of 88% of the liquidation preference for each of KeyCorp Capital V, KeyCorp Capital VI, KeyCorp Capital VIII and KeyCorp Capital IX and an exchange value of 90% of the liquidation preference for KeyCorp Capital X and (iii) an Average VWAP of $5.21, which we determined assuming the Pricing Date for the determination of the Average VWAP was July 2, 2009. The Exchange Offer remains subject to the limitation on the aggregate number of Common Shares of KeyCorp that may be issued in the Exchange Offer under applicable NYSE rules, as described in the Prospectus.
(3)	Represents the amortization of the remaining unamortized debt issuance cost.
(4)	Amount of income taxes estimated to be payable upon exchange of the Trust Preferred Securities.
(5)	The carrying amount of the Trust Preferred Securities is assumed to be unchanged, including the estimated adjustment basis related to SFAS No. 133 hedging.
(6)	Par value of newly issued Common Shares.
(7)	APIC in respect of newly issued Common Shares. The amount of APIC is the excess of the fair value of the Common Shares issued over their par value.
(8)	Excess of the carrying amount of the Trust Preferred Securities to be retired over the fair value of the Common Shares to be issued in the Exchange Offer, net of taxes. This amount will be recorded in the income statement of the period during which the Exchange Offer is consummated.

Pro Forma Earnings Implications

Consolidated Statements of Income

(Unaudited)

High Participation Scenario

	Six months ended June 30, 2009					Twelve months ended December 31, 2008
			Trust					Trust
			Preferred					Preferred
			Security					Security
			Exchange					Exchange
			Offer for					Offer for
			Common		Pro			Common		Pro
(in millions, except per share amounts)	Actual	(1)	Shares		Forma	Actual	(1)	Shares		Forma

INTEREST INCOME
Loans	$1,761				$1,761	$4,048				$4,048
Securities	208				208	443				443
Other interest income	57				57	138				138

Total interest income	2,026				2,026	4,629				4,629
INTEREST EXPENSE
Deposits	596				596	1,468				1,468
Short-term borrowings	12				12	188				188
Long-term debt	212		$(18)	(2)	194	564		$(33)	(2)	531

Total interest expense	820		(18)		802	2,220		(33)		2,187

NET INTEREST INCOME	1,206		18		1,224	2,409		33		2,442
Provision for loan losses	1,725				1,725	1,835				1,835

Net interest (loss) income after provision for loan losses	(519)		18		(501)	574		33		607

NONINTEREST INCOME	1,214		75	(3)	1,289	1,878		75	(3)	1,953
NONINTEREST EXPENSE	1,846				1,846	3,578				3,578

(LOSS) INCOME BEFORE INCOME TAXES	(1,151)		93		(1,058)	(1,126)		108		(1,018)
Income taxes	(430)		35		(395)	334		41		375

NET (LOSS) INCOME	(721)		58		(663)	(1,460)		67		(1,393)
Less: Net (loss) income attributable to noncontrolling interests	(7)				(7)	8				8

NET (LOSS) INCOME ATTIBUTABLE TO KEYCORP	$(714)		$58		$(656)	$(1,468)		$67		$(1,401)

Net (loss) income attributable to KeyCorp common shareholders	$(926)		$58		$(868)	$(1,510)		$67		$(1,443)

Per common share:
Net (loss) income attributable to KeyCorp	$(1.73)				$(1.40)	$(3.36)				$(2.70)
Net (loss) income attributable to KeyCorp - assuming dilution	$(1.73)				$(1.40)	$(3.36)				$(2.70)

Weighted-average common shares outstanding (000)	535,080		85,291	(4)	620,371	450,039		85,291	(4)	535,330
Weighted-average common shares and potential common shares outstanding (000)	535,080		85,291	(4)	620,371	450,039		85,291	(4)	535,330

(1)	Includes Common Shares issued in the Series A Exchange Offer and the Institutional Exchange Offer.
(2)	Represents the reduction of interest expense recognized during the respective period related to the Trust Preferred Securities.
(3)	Represents the gain on the exchange of Trust Preferred Securities based on the participation in the Exchange Offer of 75% of the outstanding Trust Preferred Securities, which, based on the amended terms of the Exchange Offer limiting the maximum liquidation preference of Trust Preferred Securities to be accepted in the Exchange Offer to $500 million, is prorated to 29% of the outstanding Trust Preferred Securities (which have an overall aggregate liquidation preference of $1.74 billion).
(4)	Represents (i) the increase in Common Shares outstanding due to the participation in the Exchange Offer of 75% of the outstanding Trust Preferred Securities, which, based on the amended terms of the Exchange Offer limiting the maximum liquidation preference of Trust Preferred Securities to be accepted in the Exchange Offer to $500 million, is prorated to 29% of the outstanding Trust Preferred Securities, (ii) with an exchange value of 88% of the liquidation preference for each of KeyCorp Capital V, KeyCorp Capital VI, KeyCorp Capital VIII and KeyCorp Capital IX and an exchange value of 90% of the liquidation preference for KeyCorp Capital X, and (iii) an assumed Average VWAP of $5.21, which we determined assuming the Pricing Date for the determination of the Average VWAP was July 2, 2009. The Exchange Offer remains subject to the limitation on the aggregate number of Common Shares of KeyCorp that may be issued in the Exchange Offer under applicable NYSE rules, as disclosed in the Prospectus.

Pro Forma Earnings Implications

Consolidated Statements of Income

(Unaudited)

Low Participation Scenario

	Six months ended June 30, 2009					Twelve months ended December 31, 2008
(in millions, except per share amounts)	Actual	(1)	Trust Preferred Security Exchange Offer for Common Shares		Pro Forma	Actual	(1)	Trust Preferred Security Exchange Offer for Common Shares		Pro Forma

INTEREST INCOME
Loans	$1,761				$1,761	$4,048				$4,048
Securities	208				208	443				443
Other interest income	57				57	138				138

Total interest income	2,026				2,026	4,629				4,629
INTEREST EXPENSE
Deposits	596				596	1,468				1,468
Short-term borrowings	12				12	188				188
Long-term debt	212		$(16)	(2)	196	564		$(29)	(2)	535

Total interest expense	820		(16)		804	2,220		(29)		2,191

NET INTEREST INCOME	1,206		16		1,222	2,409		29		2,438
Provision for loan losses	1,725				1,725	1,835				1,835

Net interest (loss) income after provision for loan losses	(519)		16		(503)	574		29		603

NONINTEREST INCOME	1,214		69	(3)	1,283	1,878		69	(3)	1,947
NONINTEREST EXPENSE	1,846				1,846	3,578				3,578

(LOSS) INCOME BEFORE INCOME TAXES	(1,151)		85		(1,066)	(1,126)		98		(1,028)
Income taxes	(430)		32		(398)	334		37		371

NET (LOSS) INCOME	(721)		53		(668)	(1,460)		61		(1,399)
Less: Net (loss) income attributable to noncontrolling interests	(7)				(7)	8				8

NET (LOSS) INCOME ATTIBUTABLE TO KEYCORP	$(714)		$53		$(661)	$(1,468)		$61		$(1,407)

Net (loss) income attributable to KeyCorp common shareholders	$(926)		$53		$(873)	$(1,510)		$61		$(1,449)

Per common share:
Net (loss) income attributable to KeyCorp	$(1.73)				$(1.43)	$(3.36)				$(2.77)
Net (loss) income attributable to KeyCorp - assuming dilution	$(1.73)				$(1.43)	$(3.36)				$(2.77)

Weighted-average common shares outstanding (000)	535,080		73,492	(4)	608,572	450,039		73,492	(4)	523,531
Weighted-average common shares and potential common shares outstanding (000)	535,080		73,492	(4)	608,572	450,039		73,492	(4)	523,531

(1)	Includes Common Shares issued in the Series A Exchange Offer and the Institutional Exchange Offer.
(2)	Represents the reduction of interest expense recognized during the respective period related to the Trust Preferred Securities.
(3)	Represents the gain on the exchange of 25% of the outstanding Trust Preferred Securities.
(4)	Represents (i) the increase in Common Shares outstanding due to the participation in the Exchange Offer of 25% of the outstanding Trust Preferred Securities, (ii) with an exchange value of 88% of the liquidation preference for each of KeyCorp Capital V, KeyCorp Capital VI, KeyCorp Capital VIII and KeyCorp Capital IX and an exchange value of 90% of the liquidation preference for KeyCorp Capital X, and (iii) an assumed Average VWAP of $5.21, which we determined assuming the Pricing Date for the determination of the Average VWAP was July 2, 2009. The Exchange Offer remains subject to the limitation on the aggregate number of Common Shares of KeyCorp that may be issued in the Exchange Offer under applicable NYSE rules, as disclosed in the Prospectus.

Pro Forma Capitalization Table

(Unaudited)

High Participation Scenario

	Adjustments
(in millions)	Actual June 30, 2009	Trust Preferred Security Exchange Offer for Common Shares	Pro Forma June 30, 2009
Senior notes	$6,426		$6,426
Subordinated notes	6,584	$(533)	6,051
Federal Home Loan Bank advances	138		138
Other long-term debt	314		314

Total long-term debt	$13,462	$(533)	$12,929

Preferred stock	$2,713		$2,713
Common shares	865	$85	950
Common stock warrant	87		87
Capital surplus	3,292	359	3,651
Retained earnings	5,878	47	5,925
Treasury stock	(1,984)		(1,984)
Accumulated other comprehensive income	0		0

KeyCorp shareholders’ equity	$10,851	$491	$11,342

Pro Forma Capitalization Table

(Unaudited)

Low Participation Scenario

	Adjustments
(in millions)	Actual June 30, 2009	Trust Preferred Security Exchange Offer for Common Shares	Pro Forma June 30, 2009
Senior notes	$6,426		$6,426
Subordinated notes	6,584	$(464)	6,120
Federal Home Loan Bank advances	138		138
Other long-term debt	314		314

Total long-term debt	$13,462	$(464)	$12,998

Preferred stock	$2,713		$2,713
Common shares	865	$73	938
Common stock warrant	87		87
Capital surplus	3,292	311	3,603
Retained earnings	5,878	43	5,921
Treasury stock	(1,984)		(1,984)
Accumulated other comprehensive income	0		0

KeyCorp shareholders’ equity	$10,851	$427	$11,278